Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alaska Communications Systems Group, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anand Vadapalli, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2016	/s/ Anand Vadapalli
Anand Vadapalli
President and Chief Executive Officer
Alaska Communications Systems Group, Inc.